AMENDMENT TO THE ADVISORY AGREEMENT

This AMENDMENT dated as of March 1, 2012 to the ADVISORY AGREEMENT made as of the 30th day of April, 2007, among CERES MANAGED FUTURES LLC (formerly Demeter Management Corporation), a Delaware limited liability company (the “Trading Manager”), MORGAN STANLEY SMITH BARNEY KAISER I, LLC (formerly Morgan Stanley Managed Futures Kaiser I, LLC), a Delaware limited liability company (the “Trading Company”) and KAISER TRADING GROUP PTY. LTD., a private company organized under the laws of Australia (the “Trading Advisor”).

W I T N E S S E T H:

WHEREAS, the Trading Manager, the Trading Company and the Trading Advisor wish to amend the Advisory Agreement dated as of April 30, 2007 to reflect certain changes in the futures interests traded by the Trading Advisor.

NOW, therefore, the parties agree as follows:

1. The first sentence of Section 5(a)(i) shall be deleted and replaced by the following:

The Trading Company shall pay the Trading Advisor a monthly management fee equal to 1/12 of 1.5% (a 1.5% annual rate) of the Net Assets (as defined in Section 5(c) hereof) as of the first day of each month (the “Management Fee”).

2. Exhibit C to the Agreement shall be deleted and replaced by the following:

EXHIBIT C
FUTURES INTERESTS TRADED

Market	Exchange

Bonds
Treasury Notes (5 Year)	CBOT
Treasury Notes (10 Year)	CBOT
BOBL	EUREX
Bunds	EUREX
Long Gilt	LIFFE
Treasury Bonds (30 Year)	CBOT
Japanese Govt Bonds (10 Year)	TSE

Energies
Crude Oil	NYMEX & ACCESS
Natural Gas	NYMEX
Heating Oil	NYMEX

Foreign Exchange (Cash)
USD/AUD	N/A - OTC
USD/GBP	N/A - OTC
EUR/USD	N/A - OTC
USD/CAD	N/A - OTC
USD/JPY	N/A - OTC
USD/CHF	N/A – OTC
NZD/USD	N/A – OTC
USD/MXN	N/A – OTC
USD/ZAR	N/A - OTC

Share Indexes
Hang Seng	HKFE
FTSE 100	LIFFE
Dax	EUREX
CAC 40 Index	EURONEXT
Nikkei 225 Index (Osaka)	OSE
E-Mini Nasdaq	CME
DJ Euro 50 Index	EUREX
E-Mini S&P	CME
Mini Dow Jones (Day)	CBOT
Amsterdam Index AEX	EOE

Soft & Agricultural Commodities
Wheat	CBOT & ACCESS
Corn	CBOT & ACCESS
Soybeans	CBOT
Coffee	ICE-NYBOT
Cotton	ICE-NYBOT
Soybean Meal	CBOT
Soybean Oil	CBOT
Sugar	ICE-NYBOT
Lean Hogs	CME
Live Cattle	CME

Metals
Gold	COMEX
Copper	COMEX

3. In all other respects the Advisory Agreement remains unchanged and of full force and effect.

                                                                                              - 2 -

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of the day and year first above written.

CERES MANAGED FUTURES LLC

By /s/ Walter Davis
Walter Davis
President

MORGAN STANLEY SMITH BARNEY KAISER I, LLC

By:  Ceres Managed Futures LLC
(Trading Manager)

By   /s/ Walter Davis
Walter Davis
President

KAISER TRADING GROUP PTY. LTD.

By   /s/ Karl O’Shaughnessy
Karl O’Shaughnessy
Director

                                                                         - 3 -